SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2005

SUSSEX BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	0-29030 (Commission File Number)	22-3475473 (IRS Employer Identification No.)

399 Route 23 Franklin, New Jersey (Address of principal executive offices)	07416 (Zip Code)

Registrant’s telephone number, including area code (973) 827-2914

Item 2.02.     Results of Operations and Financial Condition.

        The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

        On July 21, 2005, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the July 21, 2005 press release is included as Exhibit 99.1 hereto.

Item 7.01.     Regulation FD Disclosure.

        On July 27, 2005, the Registrant will present a corporate overview to members of the financial community at the 2005 KBW Community Bank Conference. The slides to be used at the meeting are furnished herewith as Exhibit 99.2.

        The presentation slides are incorporated by reference in this Item 7.01. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, all of the information in the presentation materials is presented as of July 21, 2005, and the Registrant does not assume any obligation to update such information in the future.

Item 8.01.     Other Events.

        On July 21, 2005, the Registrant issued a press release announcing that its Board of Directors declared a cash dividend of $0.07 per share, payable on August 30, 2005 to shareholders of record as of August 2, 2005. A copy of the July 21, 2005 press release is included as Exhibit 99.1 hereto.

        The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 21, 2005 regarding financial results for the quarter ended June 30, 2005 and announcing the declaration of a $0.07 per share cash dividend to be paid to shareholders of record as of August 2, 2005.

99.2	Presentation to the financial community at the 2005 KBW Community Bank Conference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 2005	SUSSEX BANCORP (Registrant) By: /s/ Candace A. Leatham CANDACE A. LEATHAM Executive Vice President and Treasurer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

99.1	Press release announcing the Registrant's results for the quarterly period ending June 30, 2005 and the Registrant's declaration of a $0.07 per share cash dividend to shareholders of record as of August 2, 2005.	5 - 8

99.2	Presentation to the financial community at the 2005 KBW Community Bank Conference	9 - 31